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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  JULY 20, 2004
                                (Date of Report)



                       MANUFACTURED HOME COMMUNITIES, INC.
             (Exact name of registrant as specified in its Charter)



                                     1-11718
                              (Commission File No.)



                  MARYLAND                                  36-3857664
     (State or other jurisdiction of                    (I.R.S. Employer
      incorporation or organization)                   Identification No.)

     TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS              60606
       (Address of principal executive offices)              (Zip Code)


                                 (312) 279-1400
              (Registrant's telephone number, including area code)



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ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

         Manufactured Home Communities, Inc. (NYSE: MHC) today announced preliminary guidance for 2005. MHC's management projects continued growth in core property performance along historical trends. Results for 2005 will be impacted by i) continued competitive housing options impacting occupancy levels at certain communities, ii) variability in income from home sales operations, and iii) potential acquisitions. In age-qualified communities, home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial markets volatility. In the all-age communities, results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing and competition from alternative housing options including site-built, single-family housing. Based upon these factors and excluding potential acquisitions, MHC projects that fully diluted FFO per share should be between $2.20 and $2.25 for the full year of 2005. In addition, quarter-to-quarter results during the year are impacted by the seasonality at certain of the communities.

         The forward-looking statements contained herein are subject to certain risks and uncertainties including, but not limited to, the Company's ability to maintain rental rates and occupancy with respect to properties currently owned or pending acquisitions; the Company's assumptions about rental and home sales markets; the completion of pending acquisitions and timing with respect thereto; the effect of interest rates as well as other risks indicated from time to time in the Company's filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

         Manufactured Home Communities, Inc. owns or has an interest in 209 quality communities in 23 states consisting of 80,028 sites. MHC is a self-administered, self-managed, real estate investment trust (REIT) with headquarters in Chicago.


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SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.








                                        MANUFACTURED HOME COMMUNITIES, INC.




                                        BY:  /s/ Michael Berman
                                             --------------------------------
                                             Michael B. Berman
                                             Vice President, Treasurer and
                                               Chief Financial Officer






DATE:  July 20, 2004
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